                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                     281,593.09
Available Funds:
  Contract Payments due and received in this period                                                                  3,404,694.04
  Contract Payments due in prior period(s) and received in this period                                                 207,617.74
  Contract Payments received in this period for next period                                                            139,781.80
  Sales, Use and Property Tax, Maintenance, Late Charges                                                               108,377.78
  Prepayment Amounts related to early termination in this period                                                       794,333.94
  Servicer Advance                                                                                                     339,100.99
  Proceeds received from recoveries on previously Defaulted Contracts                                                        0.00
  Transfer from Reserve Account                                                                                          2,635.47
  Interest earned on Collection Account                                                                                  3,587.88
  Interest earned on Affiliated Account                                                                                    197.24
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)           0.00
  Amounts paid under insurance policies                                                                                      0.00
  Any other amounts                                                                                                          0.00

                                                                                                                     ------------
Total Available Funds                                                                                                5,281,919.97
Less: Amounts to be Retained in Collection Account                                                                     338,152.11
                                                                                                                     ------------
AMOUNT TO BE DISTRIBUTED                                                                                             4,943,767.86
                                                                                                                     ============

DISTRIBUTION OF FUNDS:
  1. To Trustee -  Fees                                                                                                      0.00
  2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                        207,617.74
  3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

        a) Class A1 Principal and Interest                                                                                   0.00
        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                               0.00
        a) Class A3 Principal (distributed after A2 Note matures) and Interest                                               0.00
        a) Class A4 Principal (distributed after A3 Note matures) and Interest                                       4,029,045.25
        b) Class B Principal and Interest                                                                               68,647.03
        c) Class C Principal and Interest                                                                              137,539.38
        d) Class D Principal and Interest                                                                               92,457.29
        e) Class E Principal and Interest                                                                              120,233.90

  4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                 0.00
  5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                  18,823.78
        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                118,764.66
        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                        2,635.47
  6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                        112,162.90
  7. To Servicer, Servicing Fee and other Servicing Compensations                                                       35,840.46
                                                                                                                     ------------
TOTAL FUNDS DISTRIBUTED                                                                                              4,943,767.86
                                                                                                                     ============

                                                                                                                     ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}             338,152.11
                                                                                                                     ============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                   $2,925,289.09
            - Add Investment Earnings                                                                                    2,635.47
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
            - Less Distribution to Certificate Account                                                                   2,635.47
                                                                                                                    -------------
End of period balance                                                                                               $2,925,289.09
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $2,925,289.09
                                                                                                                    =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                    64,763,873.09
                    Pool B                                    19,341,302.55
                                                              -------------
                                                                                      84,105,175.64
Class A Overdue Interest, if any                                       0.00
Class A Monthly Interest - Pool A                                419,885.78
Class A Monthly Interest - Pool B                                125,396.11

Class A Overdue Principal, if any                                      0.00
Class A Monthly Principal - Pool A                             2,640,838.24
Class A Monthly Principal - Pool B                               842,925.12
                                                              -------------
                                                                                       3,483,763.36
Ending Principal Balance of the Class A Notes
                    Pool A                                    62,123,034.85
                    Pool B                                    18,498,377.43
                                                              -------------
                                                                                      -------------
                                                                                      80,621,412.28
                                                                                      =============

------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $257,425,000      Original Face $257,425,000     Balance Factor
       $ 2.118217                       $ 13.533120              31.318408%
------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                   84,105,175.64

                                                              -------------

Class A Monthly Interest                                                              84,105,175.64
                   Class A1 (Actual Number Days/360)                   0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                      545,281.89

                                                              -------------

Class A Monthly Principal
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                    3,483,763.36

                                                              -------------
                                                                                       3,483,763.36
Ending Principal Balance of the Class A Notes
                   Class A1                                            0.00
                   Class A2                                            0.00
                   Class A3                                            0.00
                   Class A4                                   80,621,412.28

                                                              -------------
                                                                                      -------------
                                                                                      80,621,412.28
                                                                                      =============
Class A3

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $95,625,000     Original Face $95,625,000        Balance Factor
       $ 5.702294                     $ 36.431512                84.309974%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                     1,103,289.50
                    Pool B                                       329,395.28
                                                              -------------
                                                                                      1,432,684.78

Class B Overdue Interest, if any                                       0.00
Class B Monthly Interest - Pool A                                  7,134.61
Class B Monthly Interest - Pool B                                  2,130.09
Class B Overdue Principal, if any                                      0.00
Class B Monthly Principal - Pool A                                45,014.29
Class B Monthly Principal - Pool B                                14,368.04
                                                              -------------
                                                                                         59,382.33
Ending Principal Balance of the Class B Notes
                    Pool A                                     1,058,275.21
                    Pool B                                       315,027.24
                                                              -------------
                                                                                      ------------
                                                                                      1,373,302.45
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $4,387,000      Original Face $4,387,000         Balance Factor
        $ 2.111853                    $ 13.535977                31.303908%
------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                    2,207,270.25
                    Pool B                                      659,099.41
                                                              ------------
                                                                                      2,866,369.66

Class C Overdue Interest, if any                                      0.00
Class C Monthly Interest - Pool A                                14,457.62
Class C Monthly Interest - Pool B                                 4,317.10
Class C Overdue Principal, if any                                     0.00
Class C Monthly Principal - Pool A                               90,028.58
Class C Monthly Principal - Pool B                               28,736.08
                                                              ------------
                                                                                        118,764.66
Ending Principal Balance of the Class C Notes
                    Pool A                                    2,117,241.67
                    Pool B                                      630,363.33
                                                              ------------
                                                                                      ------------
                                                                                      2,747,605.00
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $8,775,000     Original Face $8,775,000          Balance Factor
       $ 2.139569                    $ 13.534434                  31.311738%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                    1,471,513.47
                    Pool B                                      439,399.61
                                                              ------------
                                                                                      1,910,913.08

Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A                                10,227.02
Class D Monthly Interest - Pool B                                 3,053.83
Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               60,019.05
Class D Monthly Principal - Pool B                               19,157.39
                                                              ------------
                                                                                         79,176.44
Ending Principal Balance of the Class D Notes
                    Pool A                                    1,411,494.42
                    Pool B                                      420,242.22
                                                              ------------
                                                                                      ------------
                                                                                      1,831,736.64
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $5,850,000    Original Face $5,850,000           Balance Factor
        $ 2.270231                  $ 13.534434                  31.311737%
------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                    1,839,737.48
                    Pool B                                      549,403.92
                                                              ------------
                                                                                      2,389,141.40

Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A                                16,373.66
Class E Monthly Interest - Pool B                                 4,889.69
Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                               75,023.81
Class E Monthly Principal - Pool B                               23,946.74
                                                              ------------
                                                                                         98,970.55
Ending Principal Balance of the Class E Notes
                    Pool A                                    1,764,713.67
                    Pool B                                      525,457.18
                                                              ------------
                                                                                      ------------
                                                                                      2,290,170.85
                                                                                      ============

------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $7,313,000    Original Face $7,313,000           Balance Factor
        $ 2.907610                 $ 13.533509                   31.316434%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                    2,209,972.44
                    Pool B                                      660,306.65
                                                              ------------
                                                                                      2,870,279.09

Residual Interest - Pool A                                       14,502.27
Residual Interest - Pool B                                        4,321.51
Residual Principal - Pool A                                      90,028.58
Residual Principal - Pool B                                      28,736.08
                                                              ------------
                                                                                        118,764.66
Ending Residual Principal Balance
                    Pool A                                    2,119,943.86
                    Pool B                                      631,570.57
                                                              ------------
                                                                                      ------------
                                                                                      2,751,514.43
                                                                                      ============

X.    PAYMENT TO SERVICER

- Collection period Servicer Fee                                                       35,840.46
- Servicer Advances reimbursement                                                     207,617.74
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                     112,162.90
                                                                                      ----------
Total amounts due to Servicer                                                         355,621.10
                                                                                      ==========

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                           73,595,656.17

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                             0.00

        Decline in Aggregate Discounted Contract Balance                                                         3,000,952.55

                                                                                                                -------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                              70,594,703.62
                                                                                                                =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                      2,224,403.36

            - Principal portion of Prepayment Amounts                                              776,549.19

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                     0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                              0.00

                                                                                                 ------------
                                     Total Decline in Aggregate Discounted Contract Balance      3,000,952.55
                                                                                                 ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                           21,978,907.43

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                             0.00

        Decline in Aggregate Discounted Contract Balance                                                           957,869.45

                                                                                                                -------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                              21,021,037.98
                                                                                                                =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                        945,552.85

            - Principal portion of Prepayment Amounts                                               12,316.60

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                     0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                              0.00

                                                                                                 ------------
                                     Total Decline in Aggregate Discounted Contract Balance        957,869.45
                                                                                                 ============

                                                                                                                -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               91,615,741.60
                                                                                                                =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                    Lessee Name                              Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
3155-007         RADNET MANAGEMENT, INC.                            $  188,552.08        1231-033           $  1,243,525.87
3155-008         RADNET MANAGEMENT, INC.                            $  535,706.60        1572-033           $    878,621.70
3205-002         FOUNTAIN AND PHOENIX DIAGNOSTIC                    $3,111,829.21        2421-001           $  1,711,098.71
3307-002         OPEN MRI OHIO 2 VENTURES, LLC                      $  767,314.06        1046-501           $    639,976.34
3330-004         OPEN MRI TEXAS VENTURES, LLC                       $  756,617.60        1100-503           $    659,108.62
                                                                                         1912-002           $    107,797.25
                                                                    -------------                           ---------------
                                                          Totals:   $5,360,019.55                           $  5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $  5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                                                           $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO   X
                                                                                      -----                 ------

         POOL B

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                  Lessee Name                                Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
3305-001         OPEN MRI IOWA VENTURES, LLC                        $1,004,680.88       1047-501            $    77,392.98
                                                                                        1100-504            $    93,947.73
                                                                                        1344-026            $    17,225.68
                                                                                        1344-029            $    63,104.76
                                                                                        1344-030            $     2,292.14
                                                                                        1347-010            $     5,382.42
                                                                                        1347-011            $   202,500.53
                                                                                        1347-012            $   194,679.35
                                                                                        1791-008            $    10,844.23
                                                                                        1791-010            $    60,297.19
                                                                                        1791-011            $     9,057.14
                                                                                        1791-012            $     9,708.25
                                                                                        2097-004            $    44,783.62
                                                                                        2454-001            $    80,861.15
                                                                                        2454-003            $    86,291.63
                                                                                        1101-524            $    27,639.26
                                                                    -------------                           --------------
                                                          Totals:   $1,004,680.88                           $   986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $   986,008.06
b) ADCB OF POOL B AT CLOSING DATE                                                                           $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        1.09%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
  TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO   X
                                                                                      -----                 ------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                                             Predecessor
                                                                      Discounted      Predecessor             Discounted
Lease #                Lessee Name                                  Present Value       Lease #              Present Value
--------------------------------------------------------            --------------    -----------           ---------------
2841-002          MEDICAL IMAGING CO., INC.                         $   980,724.35      2207-005            $  1,326,497.89
2908-001          ALASE, L.L.C.                                     $   131,731.36
2002476-2         ASHLAND AREA COMMUNITY HOSPITAL INC.              $   169,739.33
                  CASH                                              $    44,302.85
1999-004          NAVIX DIAGNOSTIX, INC.                            $ 2,985,811.62      1881-005            $  2,387,877.73
3155-007          RADNET MANAGEMENT, INC.                           $   335,553.30      4284-402            $    335,553.30
1504-013          SIGNATURE MEDICAL                                 $ 1,221,375.67      2557-001            $  1,323,430.38
                  CASH                                              $   102,054.71
3698-001          ADVANCED MEDICAL IMAGING CENTER                   $ 2,192,917.65      1969-006            $  1,246,104.58
3702-007          USDL PITTSBURGH INC & USDL PITTSBURGH             $ 2,491,584.11       973-024            $     23,059.86
                    HOLDING                                                             1081-502            $  1,402,638.25
                                                                                        1629-016            $    227,769.98
                                                                                        1191-501            $     50,901.66
                                                                                        2407-001            $  1,156,266.41
                                                                                        2407-002            $    650,353.97
                                                                    --------------                          ---------------
                                                          Totals:   $10,655,794.95                          $ 10,130,454.01

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               10,130,454.01
b) ADCB OF POOL A AT CLOSING DATE                                                                           $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO     X
                                                                                      ---                   --------

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                             Predecessor
                                                                     Discounted       Predecessor             Discounted
Lease #                     Lessee Name                             Present Value       Lease #              Present Value
--------------------------------------------------------            -------------     -----------           ---------------
1679-002          OPENSIDED MRI OF ST. LOUIS, L.L.C.                $  506,250.32        2207-004           $    611,746.22
1218-020          MEDICAL SERVICES OF AMERICA                       $  200,642.43
                                                                    -------------                           ---------------
                                                          Totals:   $  706,892.75                           $    611,746.22

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $    611,746.22
b) ADCB OF POOL B AT CLOSING DATE                                                                           $ 90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                   NO     X
                                                                                      ---                   --------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
   This Month                                        880,011.58   This Month                    91,615,741.60
   1 Month Prior                                   1,717,562.53   1 Month Prior                 95,574,563.60
   2 Months Prior                                  2,651,962.35   2 Months Prior               105,126,773.02

   Total                                           5,249,536.46   Total                        292,317,078.22

   a) 3 MONTH AVERAGE                              1,749,845.49   B) 3 MONTH AVERAGE            97,439,026.07

   c) a/b                                                  1.80%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                               Yes                      No    X
                                                                                                   _________               --------

3. Restricting Event Check

   A. A Delinquency Condition exists for current
        period?                                                                                Yes _________            No    X
                                                                                                                           --------
   B. An Indenture Event of Default has occurred
        and is then continuing?                                                                Yes _________            No    X
                                                                                                                           --------

4. Has a Servicer Event of Default occurred?                                                   Yes _________            No    X
                                                                                                                           --------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                            Yes _________            No    X
                                                                                                                           --------
   B. Bankruptcy, insolvency, reorganization;
      default/violation of any covenant or
      obligation not remedied within 90
      days?                                                                                    Yes _________            No    X
                                                                                                                           --------
   C. As of any Determination date, the sum of
      all defaulted contracts since the Closing
      date exceeds 6% of the ADCB on the
      Closing Date?                                                                            Yes _________            No    X
                                                                                                                           --------

6. Aggregate Discounted Contract Balance at
   Closing Date                                                                                Balance $270,243,724.70
                                                                                                       ---------------

   DELINQUENT LEASE SUMMARY

   Days Past Due                                   Current Pool
                                                      Balance     # Leases
                                                   ------------   --------
    31 - 60                                        4,107,445.84      28
    61 - 90                                          367,447.15      13
   91 - 180                                          880,011.58       5

   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization
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